              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER                                                                    SHARES
------                                                                    ------
 P0

                                                            SEE REVERSE SIDE FOR
                                                            CERTAIN INSTRUCTIONS

                                IMAGE TECHNOLOGY
                               LABORATORIES, INC.

50,000,000 SHARES COMMON STOCK                  5,000,000 SHARES PREFERRED STOCK
     PAR VALUE $.01 EACH                              PAR VALUE $.01 EACH

 THE CORPORATION WILL FURNISH WITHOUT CHARGE TO ANY SHAREHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR
     OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

This is to Certify that ________________________________________ is the owner of

________________________________________________________________________________
         FULLY PAID AND NON-ASSESSABLE SHARES OF THE PREFERRED STOCK OF

                      IMAGE TECHNOLOGY LABORATORIES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate, properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

                                     [SEAL]

___________________                                          ___________________
SECRETARY/TREASURER                                               PRESIDENT

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         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws of regulations.

TEN COM            --  as tenants in common
TEN ENT            --  as tenants by the entireties
JT TEN             --  as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT  --  _______________________ Custodian _______________________
                              (Cust)                           (Minor)

                       under Uniform Gifts to Minors Act _______________________
                                                               (State)

FOR VALUE RECEIVED, ______________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

                                      __________________________________________

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT _______________________________________________________________ ATTORNEY
TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED _________________________
      IN THE PRESENCE OF

                                          ______________________________________
______________________________________



NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.